UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2025

PowerUp Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	001-41293	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

188 Grand Street Unit #195

New York, NY 10013

(Address of Principal Executive Offices)

(347) 313-8109

(Registrant’s Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	PWUPU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share, included as part of the Units	PWUP	The Nasdaq Stock Market LLC
Redeemable Warrants each exercisable for one Class A Ordinary Share for $11.50 per share, included as part of the units	PWUPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously announced, on August 26, 2024, PowerUp Acquisition Corp. (“PowerUp” or the “Company”) entered into an Agreement and Plan of Merger by and among the Company, PowerUp Merger Sub II, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), SRIRAMA Associates, LLC, a Delaware limited liability company (the “Sponsor”), Stephen Quesenberry, in the capacity as the representative from and after the Effective Time for the Aspire stockholders as of immediately prior to the Effective Time, and Aspire Biopharma, Inc., a Puerto Rico corporation (“Aspire”) (as subsequently amended and as may be amended and/or restated from time to time, the “Business Combination Agreement”). Pursuant to the Business Combination Agreement, among other things, the parties will effect the merger of Merger Sub with and into Aspire (together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with Aspire continuing as the surviving entity and a wholly owned subsidiary of the Company.

On February 4, 2025, the Company held an extraordinary general meeting of shareholders (the “Meeting”) to approve the Business Combination and certain other related proposals. As of the close of business on December 24, 2024, the record date for the Meeting, there were 7,756,144 Class A ordinary shares of the Company issued and outstanding. A total of 7,194,175.49504 Class A ordinary shares were present or represented by proxy at the Meeting, representing approximately 92.8% of the issued and outstanding Class A ordinary shares as of the record date for the Meeting, which constituted a quorum to conduct business.

Set forth below are the final voting results on the proposals considered and voted upon at the Meeting, each of which is more fully described in the proxy statement/prospectus filed by the Company with the SEC (File No. 333-281991) (the “Proxy Statement/Prospectus”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein, have the meanings given to them in in the Proxy Statement/Prospectus. Additionally, as used in this Current Report on Form 8-K, “New Aspire” refers to the Company after giving effect to the PowerUp Domestication and Business Combination.

1. The Business Combination Proposal. To consider and vote upon a proposal to (i) approve by ordinary resolution and adopt the Business Combination Agreement and (ii) approve by ordinary resolution the Business Combination. This proposal was approved and the final voting results were as follows:

For	Against	Abstain
7,188,887.49504	5,288	0

2. The Domestication Proposal. To consider and vote upon a proposal to approve, by special resolution, that PowerUp be transferred by way of continuation to Delaware pursuant to Article 47 of PowerUp’s Amended and Restated Memorandum and Articles of Association (the “Existing Governing Documents”), Part XII of the Cayman Islands Companies Act, and Section 388 of the Delaware General Corporation Law and, immediately upon being deregistered in the Cayman Islands, PowerUp be continued and domesticated as a corporation under the laws of the State of Delaware and, conditional upon, and with effect from, the registration of PowerUp as a corporation in the State of Delaware, the name of PowerUp be changed from “PowerUp Acquisition Corp.” to “Aspire Biopharma Holdings, Inc.” This proposal was approved and the final voting results were as follows:

For	Against	Abstain
7,188,757.49504	5,288	130

3. The Organizational Documents Proposal. To consider and vote upon a proposal to approve, by special resolution, the amendment and restatement of the Existing Governing Documents by their deletion and replacement with the proposed new certificate of incorporation (the “Proposed Charter”) and bylaws (the “Proposed Bylaws” and, together with the Proposed Charter, the “Proposed Organizational Documents”), of New Aspire, which, if approved, would take effect immediately after the PowerUp Domestication. This proposal was approved and the final voting results were as follows:

For	Against	Abstain
7,188,757.49504	5,318	100

4. The Advisory Organizational Documents Proposals. To consider and vote upon eight separate proposals to approve, on a non-binding advisory basis by ordinary resolution, certain governance provisions in the Proposed Organizational Documents, which are being presented separately in accordance with U.S. Securities and Exchange Commission guidance to give shareholders the opportunity to present their separate views on important corporate governance provisions. Each proposal was approved on a non-binding advisory basis and the final voting results for each proposal were as follows:

Advisory Charter Proposal 4A – to increase the authorized share capital of PowerUp from US$35,500 divided into (i) 300,000,000 Class A ordinary shares, par value $0.0001 per share, 50,000,000 Class B ordinary shares, par value $0.0001 per share, and 5,000,000 preference shares, par value $0.0001 per share, to (ii) 490,000,000 shares of common stock, par value $0.0001 per share, of New Aspire and 10,000,000 shares of preferred stock, par value $0.0001 per share, of New Aspire.

For	Against	Abstain
7,188,757.49504	5,418	0

Advisory Charter Proposal 4B – to permit removal of a director with or without cause by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of voting stock of New Aspire entitled to vote at an election of directors, voting together as a single class.

For	Against	Abstain
7,188,787.49504	5,388	0

Advisory Charter Proposal 4C – to provide that, subject to the rights of holders of any series of preferred stock, the number of directors will be fixed from time to time by a majority of the board of directors of New Aspire (the “New Aspire Board”).

For	Against	Abstain
7,188,887.49504	5,288	0

Advisory Charter Proposal 4D – to eliminate the ability of New Aspire stockholders to take action by written consent in lieu of a meeting.

For	Against	Abstain
7,188,757.49504	5,418	0

Advisory Charter Proposal 4E – to provide that the Proposed Bylaws may be amended, altered, repealed or adopted either (x) by the affirmative vote of a majority of the New Aspire Board then in office or (y) by the approval of at least a majority of the voting power of all of the then-outstanding shares of voting stock of New Aspire.

For	Against	Abstain
7,188,757.49504	5,418	0

Advisory Charter Proposal 4F – to provide that the Proposed Charter may be amended, altered, repealed or adopted by the approval of at least two-thirds of the voting power of all of the then-outstanding shares of voting stock of New Aspire for amendments for certain provisions of the Proposed Charter relating to: (i) classification and election of the New Aspire Board, removal of directors from office, and filling vacancies on the New Aspire Board, (ii) exculpation of personal liability of a director of New Aspire and indemnification of persons serving as directors or officers of New Aspire, and (iii) amendments to the Proposed Bylaws.

For	Against	Abstain
7,188,787.49504	5,388	0

Advisory Charter Proposal 4G – to provide that, unless New Aspire otherwise consents in writing, the Court of Chancery for the State of Delaware (or, in the event that the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) will be the sole and exclusive forum for certain stockholder actions and the federal district courts of the United States shall be the exclusive forum for claims arising out of the Securities Act of 1933, as amended, provided that the exclusive forum provision in the Proposed Charter does not apply to claims arising out of the Securities Exchange Act of 1934, as amended, for which the federal district courts of the United States are the exclusive forum.

For	Against	Abstain
7,188,857.49504	5,318	0

Advisory Charter Proposal 4H – to eliminate certain provisions related to PowerUp’s status as a blank check company, including to remove the requirement to dissolve New Aspire and allow it to continue as a corporate entity with perpetual existence following consummation of the Business Combination.

For	Against	Abstain
7,188,857.49504	5,288	30

5. The Nasdaq Proposal. To consider and vote upon a proposal to approve, by ordinary resolution, for the purposes of complying with the applicable provisions of Nasdaq Rule 5635, the issuance of shares of New Aspire Common Stock in connection with the Business Combination. This proposal was approved and the final voting results were as follows:

For	Against	Abstain
7,188,887.49504	5,288	0

6. The Omnibus Incentive Plan Proposal. To consider and vote upon a proposal to approve, by ordinary resolution, the Aspire Biopharma Holdings, Inc. 2024 Omnibus Incentive Plan. This proposal was approved and the final voting results were as follows:

For	Against	Abstain
7,188,787.49504	5,288	100

7. The Election of Directors Proposal. To consider and vote upon a proposal to approve, by ordinary resolution, the election of seven directors to serve staggered terms on New Aspire’s board of directors. This proposal was approved and the final voting results for each proposed director were as follows:

Kraig Higginson

For	Against	Abstain
7,188,742	0	5,433.49504

Michael Howe

For	Against	Abstain
7,188,593	149	5,433.49504

Gary Stein

For	Against	Abstain
7,188,742	0	5,433.49504

Barbara Sher

For	Against	Abstain
7,188,742	0	5,433.49504

Edward Kimball

For	Against	Abstain
7,188,593	149	5,433.49504

Surendra Ajjarapu

For	Against	Abstain
7,188,742	0	5,433.49504

Donald G. Fell

For	Against	Abstain
7,188,593	149	5,433.49504

The Adjournment Proposal described in the Proxy Statement/Prospectus was not presented at the Meeting because there were sufficient votes at the time of the Meeting to approve the adoption of the other proposals.

Based on the results of the Meeting, the Business Combination is expected to be consummated prior to February 17, 2025, subject to the satisfaction or waiver of certain closing conditions as described in the Proxy Statement/Prospectus. Following the consummation of the Business Combination, the New Aspire common stock and public warrants are expected to begin trading on the Nasdaq Stock Market LLC under the symbols “ASBP” and “ASBPW,” respectively.

Item 8.01. Other Events.

As described in the Proxy Statement/Prospectus, the Company provided its public shareholders with the opportunity to have all, or a portion, of their Class A ordinary shares redeemed for cash in connection with the Meeting. Holders of 507,631 Class A ordinary shares validly elected to redeem their shares for a full pro rata portion of the trust account holding the proceeds from the Company’s initial public offering. As a result, approximately $5,802,222.33 ($11.43 per share) will be removed from the Company’s trust account to pay such shareholders.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are not historical facts and are forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between PowerUp and Aspire, including without limitation statements regarding the anticipated benefits of the proposed Business Combination, the anticipated timing of the proposed Business Combination, the implied enterprise value, future financial condition and performance of Aspire and the combined company after the closing and expected financial impacts of the proposed Business Combination, the satisfaction of closing conditions to the proposed Business Combination, the level of redemptions of PowerUp’s public shareholders and the products and markets and expected future performance and market opportunities of Aspire. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “think,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “seeks,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of PowerUp’s securities; (ii) the risk that the proposed Business Combination may not be completed by PowerUp’s business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the proposed Business Combination, including the approval of the Business Combination Agreement by the shareholders of PowerUp, the satisfaction of the closing requirements and the receipt of certain governmental, regulatory and third party approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (v) redemptions exceeding anticipated levels; (vi) the failure to meet Nasdaq initial listing standards in connection with the consummation of the proposed Business Combination; (vii) the effect of the announcement or pendency of the proposed Business Combination on Aspire’s business relationships, operating results, and business generally; (viii) risks that the proposed Business Combination disrupts current plans and operations of Aspire; (ix) the outcome of any legal proceedings that may be instituted against Aspire or against PowerUp related to the Business Combination Agreement or the proposed Business Combination; (x) changes in the markets in which Aspire competes, including with respect to its competitive landscape, technology evolution, or regulatory changes; (xi) changes in domestic and global general economic conditions; (xii) the risk that Aspire may not be able to execute its growth strategies; (xiii) risks related to supply chain disruptions; (xiv) the risk that Aspire may not be able to develop and maintain effective internal controls; (xv) costs related to the proposed Business Combination and the failure to realize anticipated benefits of the proposed Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions; (xvi) the ability to recognize the anticipated benefits of the proposed Business Combination and to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of Aspire to grow and manage growth economically and hire and retain key employees; (xvii) inability to achieve successful results or to obtain licensing of third-party intellectual property rights for future discovery and development of Aspire’s projects; (xviii) failure to commercialize products and achieve market acceptance of such products; (xix) the risk that Aspire will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xx) the risk that Aspire, post-combination, experiences difficulties in managing its growth and expanding operations; (xxi) the risk of product liability or regulatory lawsuits or proceedings relating to Aspire’s business; (xxii) risks associated with intellectual property protection; (xxiii) the risk that Aspire is unable to secure or protect its intellectual property; and (xxiv) those factors discussed in PowerUp’s filings with the SEC.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the registration statement and the amendments thereto, and other documents to be filed by PowerUp from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Aspire and PowerUp may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Neither of Aspire or PowerUp gives any assurance that Aspire or PowerUp, or the combined company, will achieve expectations. These forward-looking statements should not be relied upon as representing PowerUp’s or Aspire’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERUP ACQUISITION CORP.

	By:	/s/ Surendra Ajjarapu
Surendra Ajjarapu
Chief Executive Officer

Date: February 10, 2025